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EXHIBIT 23.1

CONSENT OF INDEPENDENT AUDITORS

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-84411, 333-39904, 333-59282, 333-71470, 333-91794) of Liberate Technologies of our report dated June 24, 2002, except for Note 19 and except for the matters disclosed under the heading restatement in Note 3 and Note 10 as to which the date is September 12, 2003, relating to the financial statements and financial statement schedule, which appears in this amendment.

                      /s/ PricewaterhouseCoopers LLP

San Jose, California
September 12, 2003

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT AUDITORS